UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________
FORM 8-K/A
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2019
_______________________

PHILLIPS EDISON GROCERY CENTER REIT III, INC.
(Exact name of registrant as specified in its charter)
_______________________

Maryland	333-217924	32-0499883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☑

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed on January 14, 2019 (the “Initial Form 8-K”), on January 11, 2019, Phillips Edison Grocery Center REIT III, Inc. purchased, through an indirect wholly-owned subsidiary, a grocery-anchored shopping center containing 91,905 rentable square feet located on approximately 12.43 acres of land in Ashburn, Virginia for approximately $30.85 million, exclusive of closing costs. This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of
Phillips Edison Grocery Center REIT III, Inc.
Cincinnati, Ohio

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Ashburn Farm Market Center LLC (the “Property”) for the year ended December 31, 2018, and the related notes (the “Historical Summary”).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of Ashburn Farm Market Center LLC for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Phillips Edison Grocery Center REIT III, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP

Cincinnati, Ohio
March 27, 2019

ASHBURN FARM MARKET CENTER
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2018
(In thousands)

2018
Revenues
Rental income	$2,382
Tenant recovery income	781
Total revenues	3,163
Certain operating expenses
Property operating	359
Real estate taxes	396
General and administrative	16
Total certain operating expenses	771
Revenues in excess of certain operating expenses	$2,392
See accompanying notes to the Statement of Revenues and Certain Operating Expenses.

ASHBURN FARM MARKET CENTER
NOTES TO THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2018

1. ORGANIZATION AND BASIS OF PRESENTATION
On January 11, 2019, Phillips Edison Grocery Center REIT III, Inc. (the “Company”) purchased Ashburn Farm Market Center LLC (the “Property” or “Ashburn Farm”), a shopping center containing 91,905 rentable square feet (unaudited) located in Ashburn, Virginia, for $31.7 million, including $0.9 million of acquisition costs.
The statement of revenues and certain operating expenses (the “Historical Summary”) of the Property has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Historical Summary is not intended to be a complete presentation of the revenues and operating expenses of the Property. The Historical Summary excludes items that may not be comparable to the future operations of the Property, such as depreciation, amortization, and interest expense.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Reporting and Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.
Revenue Recognition—Ashburn Farm leases space to retail tenants under leases with varying terms, which are accounted for as operating leases. Ashburn Farm recognizes minimum rents on a straight-line basis over the terms of the leases regardless of when payments are due. The leases also typically provide for tenant recoveries of common area maintenance costs, real estate taxes, and other operating expenses. These recoveries are recognized as revenue in the period the applicable costs are incurred, with any fixed recovery charges recognized on a straight-line basis over the term of the lease.
Repairs and Maintenance—Expenditures for normal, recurring, or periodic maintenance are charged to expense when incurred and are included in Property Operating. Renovations which improve or extend the life of the asset are capitalized.
Subsequent Events—The Company has evaluated subsequent events through March 27, 2019, the date the Historical Summary was available to be issued, to determine if either recognition or disclosure of significant events or transactions is required.

3. LEASES
The following table presents minimum future rental income of Ashburn Farm to be received under non-cancelable operating leases in effect as of December 31, 2018, assuming no new or renegotiated leases or option extensions on lease agreements. Such amounts are as follows (amounts in thousands):

Minimum Rental Income (unaudited)
2019	$2,435
2020	2,305
2021	2,047
2022	1,704
2023	1,330
2024 and thereafter	9,283
Total	$19,104
Leases generally require reimbursement of the tenants’ proportionate share of common area maintenance, real estate taxes, and other operating expenses, which are excluded from the amounts presented above.

4. CONCENTRATIONS
Giant, the grocery anchor tenant and a subsidiary of Ahold Delhaize, comprised approximately 37% of the Property’s rental income for the year ended December 31, 2018. As a result, the tenant concentration of this property makes it particularly susceptible to adverse economic developments for Giant.

5. COMMITMENTS AND CONTINGENCIES
Ashburn Farm may be subject to legal claims in the ordinary course of business. We are not aware of any material pending legal proceedings of which Ashburn Farm is the subject.

Phillips Edison Grocery Center REIT III, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Information
On January 11, 2019, Phillips Edison Grocery Center REIT III, Inc. (the “Company”) purchased Ashburn Farm Market Center LLC (the “Property” or “Ashburn Farm”), a shopping center containing 91,905 rentable square feet (unaudited) located in Ashburn, Virginia, for approximately $31.7 million, including $0.9 million of acquisition costs. In the Company’s opinion, all material adjustments necessary to reflect the effects of the transaction have been made.
The following unaudited pro forma condensed consolidated financial information sets forth:

•	The historical consolidated financial information as of and for the year ended December 31, 2018, derived from the Company’s audited consolidated financial statements;

•	Pro forma adjustments to give effect to the acquisition of the Property on the Company’s consolidated balance sheet as if the Company had acquired the Property on December 31, 2018;

•
Pro forma adjustments to give effect to the Company disposing of three properties on November 9, 2018, and entering into the Grocery Retail Partners II LLC joint venture (“Joint Venture”) with The Northwestern Mutual Life Insurance Company on the Company’s consolidated statement of operations for the year ended December 31, 2018, as if the transaction closed on January 1, 2018; and

•	Pro forma adjustments to give effect to the acquisition of the Property on the Company’s consolidated statement of operations as if the Company had acquired the Property on January 1, 2018.
These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only in accordance with Article 11 of Regulation S-X. These statements are based on assumptions and estimates considered appropriate by the Company’s management; however, they are not necessarily indicative of what the consolidated financial condition or results of operations actually would have been assuming the Joint Venture or the Property acquisition had been consummated as of the dates previously indicated, nor do they purport to represent the consolidated financial position or results of operations for future periods. This unaudited pro forma condensed consolidated financial information should be read in conjunction with other financial information presented. Previous pro forma results for the Joint Venture transaction, as of and for the six months ended June 30, 2018, can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2018.

PHILLIPS EDISON GROCERY CENTER REIT III, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
AS OF DECEMBER 31, 2018
(In thousands)

	Historical (a)	Pro Forma Adjustments (b)	Pro Forma December 31, 2018
ASSETS
Investment in real estate assets, net	$34,137	$32,076	$66,213
Cash and cash equivalents	11,481	(11,430)	51
Deferred financing expense, net	661	—	661
Other assets, net	2,498	—	2,498
Total assets	$48,777	$20,646	$69,423
LIABILITIES AND EQUITY
Liabilities:
Debt obligations, net	$—	$20,300	$20,300
Acquired below-market lease intangibles, net	679	346	1,025
Accounts payable – affiliates	4,864	—	4,864
Accounts payable and other liabilities	1,002	—	1,002
Total liabilities	6,545	20,646	27,191
Equity:
Total equity	42,232	—	42,232
Total liabilities and equity	$48,777	$20,646	$69,423

PHILLIPS EDISON GROCERY CENTER REIT III, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
FOR THE YEAR ENDED DECEMBER 31, 2018
(In thousands)

	Historical (c)	Joint Venture Transaction Adjustments (unaudited) (d)		Ashburn Farm Historical (unaudited) (g)	Pro Forma Adjustments to Ashburn Farm Historical (unaudited) (h)		Pro Forma Year Ended December 31, 2018
Revenues:
Rental income	$4,349	$(3,039)		$2,382	$287	(i)	$3,979
Tenant recovery income	1,932	(1,523)		781	—		1,190
Other property income	24	(12)		—	—		12
Total revenues	6,305	(4,574)		3,163	287		5,181
Expenses:
Property operating	1,102	(695)		359	15	(j)	781
Real estate taxes	1,392	(1,133)		396	—		655
General and administrative	1,824	(427)	(e)	16	309	(k)	1,722
Depreciation and amortization	2,674	(1,900)		251	772	(l)	1,797
Total expenses	6,992	(4,155)		1,022	1,096		4,955
Other:
Interest expense	(2,187)	—		—	(837)	(m)	(3,024)
Gain on sale of property	2,293	—		—	—		2,293
Other (expense) income, net	(670)	634	(f)	—	—		(36)
Net (loss) income	$(1,251)	$215		$2,141	$(1,646)		$(541)
Loss per common share:
Net loss per share - basic and diluted	$(0.20)						$(0.09)
Weighted-average common shares outstanding:
Basic and diluted	6,197						6,197

ASHBURN FARM MARKET CENTER
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2018

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2018

a.	Reflects the Company’s historical condensed consolidated balance sheet as of December 31, 2018.
b.The Company paid cash of approximately $31.7 million, including acquisition costs of $0.9 million which were capitalized as incurred, to acquire the Property. The Company used cash on hand, proceeds from the the Joint Venture transaction, and executed a $20.3 million draw on its revolving credit facility to fund the acquisition. The Company allocated the purchase price of Ashburn Farm as presented below (amounts in thousands):

Description
Land and improvements	$13,337
Building and improvements	15,194
Acquired in-place lease assets	2,727
Acquired above-market lease assets	818
Total investment in real estate assets	32,076
Acquired below-market lease intangibles	(346)
Purchase price	$31,730
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2018

c.	Reflects the Company’s historical condensed consolidated statement of operations for the year ended December 31, 2018.

d.
Unless otherwise noted, adjustments represent the removal of operating income and expenses related to the properties contributed to the Joint Venture from the Company’s consolidated statements of operations.

e.
Primarily represents the removal of the asset management fee charged by Phillips Edison & Company, Inc. (“PECO”) for the ongoing management and monitoring of the properties contributed to the Joint Venture. As a result of the Joint Venture transaction, asset management fees for these properties will be paid to PECO by the Joint Venture.

f.	Represents the income from the Company’s investment in the Joint Venture, as well as the removal of certain costs, as shown below (in thousands):

For the Year Ended December 31, 2018
Historical net income from the contributed properties	$806
Pro forma adjustment to net income assuming the contributed properties were
acquired as of January 1, 2018 (1)	49
Estimated asset management fees to be charged by PECO to the Joint Venture(2)	(235)
Estimated net income for the Joint Venture	$620

Company’s 10% share of the estimated net income for the Joint Venture	$62
Removal of transaction costs for the Joint Venture transaction	572
Total other income adjustments	$634

(1)
One of the contributed properties was acquired after January 1, 2018. As such, we made pro forma adjustments in calculating the estimated Joint Venture’s income to reflect the results of the contributed property as if it had been acquired on January 1, 2018.

(2)
PECO has historically charged the Company an asset management fee for managing and monitoring the performance of its assets, but historical net income from the contributed properties excludes asset management fee expenses. PECO will charge the Joint Venture an asset management fee equal to 0.5% of the total contributed equity value, payable monthly.

g.	Represents the results of Ashburn Farm for the year ended December 31, 2018.

h.	Represents adjustments related to the acquisition of Ashburn Farm as though the transaction had occurred as of January 1, 2018.

i.
Reflects the sum of the pro forma amortization of $0.8 million of above- and $0.3 million of below-market leases over 11 and 5 years, respectively, and the adjustment to reflect straight-line rental income as if the Company had acquired Ashburn Farm on January 1, 2018.

j.	Represents adjustments related to the allocation of certain accounting and property management costs.

k.	Reflects the related-party asset management fees associated with Ashburn Farm of $0.3 million, which is calculated as 1% of the cost of real estate investments.

l.
Reflects the difference between historical depreciation and amortization and the estimated depreciation and amortization for real estate investments and in-place leases. Based on the preliminary purchase price allocation, $1.5 million has been allocated to land improvements, $14.9 million has been allocated to building, and $0.3 million has been allocated to tenant improvements. Depreciation of Ashburn Farm is calculated using the straight-line method over the estimated useful life of 30 years for buildings, nine years for land improvements, and weighted-average remaining terms of the leases for tenant improvements of approximately seven years. Additionally, the preliminary purchase price allocation includes $2.7 million of acquired in-place lease intangibles which will be amortized over the weighted-average remaining terms of the in-place leases of approximately nine years.

m.
Represents additional interest expense on the revolving credit facility utilized in order to acquire Ashburn Farm if the debt was entered into on January 1, 2018. For the purchase, $20.3 million of the $31.7 million was borrowed. The rate on the revolving credit facility is LIBOR plus 2.1%. The impact of a 0.125% increase in the projected interest rate for the year would be $0.1 million.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT III, INC.

Dated: March 27, 2019	By:	/s/ Jennifer L. Robison
Chief Accounting Officer